UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023 (October 25, 2023)

Chenghe Acquisition I Co.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11 South Beach Tower Singapore		189767
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (+65) 9851 8611

LatAmGrowth SPAC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that Chenghe Acquisition I Co. (formerly known as LatAmGrowth SPAC), a Cayman corporation (the “Company”), filed on April 18, 2023 with the U.S. Securities and Exchange Commission, the Company previously entered into an investment management trust agreement, dated January 24, 2022 with Continental Stock Transfer & Trust Company (the “Trustee”), as trustee, which was amended on April 13, 2023 (the “Trust Agreement”). On October 25, 2023, the Company’s shareholders approved the Trust Amendment Proposal (as defined below). Following such approval by the Company’s shareholders, the Company and the Trustee entered into the Trust Amendment on October 25, 2023.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K (“this report”) and is incorporated herein by reference.

The information set forth under Item 2.03 to this report is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 25, 2023, the Company issued a non-interest bearing non-convertible unsecured promissory note (the “Note”) to Chenghe Investment I Limited, a Cayman Islands exempted company (the “Sponsor”), for a principal amount of up to $1,960,000. The initial principal balance outstanding under the Note is $480,600 as of October 25, 2023. The Company may further draw down up to $960,000 under the Note to pay the Extension Contributions (as defined below), and up to $519,400 for general corporate purposes.

The unpaid principal amount under the Note will be repayable by the Company to the Sponsor on the effective date of an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The maturity date of the Note may be accelerated upon the occurrence of an Event of Default (as defined in the Note).

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by the terms and conditions thereof. A copy of the Note is filed herewith as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 5.07 of this report is hereby incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 25, 2023, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which, holders of 7,522,566 of the Company’s ordinary shares, which represents approximately 85.0% of the ordinary shares issued and outstanding and entitled to vote as of the record date of October 12, 2023, were represented in person or by proxy.

At the Extraordinary General Meeting, the shareholders approved:

(A)	the proposal to amend the Company’s amended and restated memorandum and articles of association (as amended by a special resolution of the Company’s shareholders on April 13, 2023, the “Articles”) to extend (the “Extension”) the date (the “Termination Date”) by which the Company must (i) consummate a business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and (iii) redeem all of the Company’s then issued and outstanding Class A ordinary shares, from October 27, 2023 to January 27, 2024 for a deposit of the lesser of (a) $240,000 and (b) $0.06 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting; and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company, to further extend the Termination Date for up to 9 times, each time by one month, from January 27, 2024 up to October 27, 2024, for the deposit of the lesser of (a) $80,000 and (b) $0.02 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting (such proposal, the “Extension Amendment Proposal”; the deposits in relation to the Extension, collectively, the “Extension Contributions”);

(B)	the proposal to amend the Trust Agreement (the “Trust Amendment”) to reflect the Extension, and to allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank (such proposal, the “Trust Amendment Proposal”); and

(C)	the proposal to change the Company’s name from LatAmGrowth SPAC to Chenghe Acquisition I Co. (such proposal, the “Name Change Proposal”).

A copy of the amendment to the Articles is filed herewith as Exhibit 3.1 and incorporated herein by reference.

The following is a brief description of the final voting results for each proposal submitted to a vote of the shareholders at the Extraordinary General Meeting.

1.	The Extension Amendment Proposal. The Extension Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
7,409,057	113,509	0

2.	The Trust Amendment Proposal. The Trust Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
7,409,057	113,509	0

3.	The Name Change Proposal. The Name Change Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
7,522,566	0	0

In connection with the vote to approve the Extension Amendment Proposal, the holders of 1,658,610 Class A ordinary shares elected to redeem their shares for cash at a redemption price of approximately $10.91 per share, for an aggregate redemption amount of approximately $18.1 million, leaving approximately $43.0 million in the Trust Account.

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if the holders of public shares have elected to redeem an amount of shares in connection with any of the foregoing proposals such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC, was not presented at the Extraordinary General Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No.2 to the Investment Management Trust Agreement, dated October 25, 2023, between Chenghe Acquisition I Co. and Continental Stock Transfer & Trust Company, as trustee
10.2	Promissory Note, dated October 25, 2023, issued to Chenghe Investment I Limited#
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Pursuant to Item 601(b)(10)(iv) of Regulation S-K, portions of this exhibit have been omitted on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition I Co.

By:	/s/ Zhiyang Zhou
Name:	Zhiyang Zhou
Title:	Chief Executive Officer and Chief Financial Officer

Date: October 31, 2023